GUIDESTONE FUNDS
Supplement dated June 6, 2024
to
Prospectus dated May 1, 2024
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.  PORTFOLIO MANAGER UPDATES FOR THE MEDIUM-DURATION BOND FUND
Effective May 1, 2024, John L. Bellows, no longer served as a portfolio manager for Western Asset Management Company, LLC (“Western Asset”). All references to Mr. Bellows are deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the Medium-Duration Bond Fund (“MDBF”), on page 85, the disclosure for Western Asset is deleted in its entirety and replaced with the following:

Western Asset Management Company, LLC
Michael C. Buchanan Co-Chief Investment Officer	Since May 2024
S. Kenneth Leech Co-Chief Investment Officer	Since December 2006
Mark S. Lindbloom Portfolio Manager	Since December 2005
Frederick R. Marki Portfolio Manager	Since May 2018
Julien A. Scholnick Portfolio Manager	Since May 2012
Under the heading “Sub-Advisers” for the MDBF, beginning on page 214, the disclosure for Western Asset is deleted in its entirety and replaced with the following:
Western Asset Management Company, LLC (“Western Asset”), 385 East Colorado Boulevard, Pasadena, California 91101: Western Asset has been managing fixed income assets since 1971. As of March 31, 2024, Western Asset managed approximately $385.4 billion in assets. Western Asset utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all of the firm’s sector specialists. Western Asset’s Investment Strategy Group sets policy for an assigned portion of the Medium-Duration Bond Fund, with that policy implemented by the portfolio team. S. Kenneth Leech and Michael C. Buchanan, Co-Chief Investment Officers, are responsible for the strategic oversight of the Medium-Duration Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Medium-Duration Bond Fund invests. With respect to the Medium-Duration Bond Fund and other client accounts with a similar objective, Mark S. Lindbloom, Frederick R. Marki and Julien A. Scholnick, who are each a Portfolio Manager, provide specialized expertise and global oversight. Messrs. Lindbloom, Marki and Scholnick are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Leech, Buchanan, Lindbloom, Marki and Scholnick have each been Portfolio Managers for the firm for more than five years.
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II.  PORTFOLIO MANAGER UPDATES FOR THE SMALL CAP EQUITY FUND
Effective May 1, 2024, David Ferriero, Ph.D., Partner and Portfolio Manager/Analyst, became a member of the investment team primarily responsible for the day-to-day management of TimesSquare Capital Management, LLC’s (“TSCM”) assigned portion of the Small Cap Equity Fund (“SCEF”).
In the section “Sub-Advisers and Portfolio Managers” for the SCEF, on page 160, the disclosure for TSCM is deleted in its entirety and replaced with the following:

TimesSquare Capital Management, LLC
Grant Babyak Chief Executive Officer and Portfolio Manager	Since August 2002
Kenneth Duca, CFA Partner and Portfolio Manager/Analyst	Since December 2007
David Ferriero, Ph.D. Partner and Portfolio Manager/Analyst	Since May 2024
Under the heading “Sub-Advisers” for the SCEF, on page 222, the disclosure for TSCM is deleted in its entirety and replaced with the following:
TimesSquare Capital Management, LLC (“TSCM”), 75 Rockefeller Plaza, 30th Floor, New York, New York 10019: TSCM is a registered investment adviser with a focus on institutional clients. The firm, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., had assets under management of approximately $8.5 billion as of March 31, 2024. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Grant Babyak, Chief Executive Officer and Portfolio Manager, Kenneth Duca, CFA, Partner and Portfolio Manager/Analyst, and David Ferriero, Ph.D., Partner and Portfolio Manager/Analyst, are jointly and primarily responsible for an assigned portion of the Small Cap Equity Fund. Both Messrs. Babyak and Duca have been with TSCM for over 20 years and have over 30 years of investment experience. Dr. Ferriero has been with TSCM for nine years and has 18 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated June 6, 2024
to
Statement of Additional Information (“SAI”) dated May 1, 2024
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CHANGES TO MANAGEMENT OF THE FUNDS
Under the section entitled Information About Each Director’s Qualifications, Experience, Attributes or Skills, beginning on page 58, the information for James D. Caldwell, in the portion of the table listing the Independent Directors, is deleted in its entirety and replaced with the following:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director During Past 5 Years[2]
INDEPENDENT DIRECTORS
James D. Caldwell (1955) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2023	President, Rowling Foundation, 2024–present; Executive Vice President, TRT Holdings, Inc. (holding company of Omni Hotels), 2018 – present; Chief Executive Officer, Origins Behavioral HealthCare, LLC, 2018–2024.	27	None
(1)
Each Independent Director serves until his or her resignation, removal or mandatory retirement. Each Interested Director serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources, if applicable. All Directors must retire at the end of the calendar year in which they attain the age of 80. Officers serve at the pleasure of the Board of Directors.
(2)
Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
In the section entitled Information About Each Director’s Qualifications, Experience, Attributes or Skills, beginning on page 58, the disclosure for James D. Caldwell is deleted in its entirety and replaced with the following:
James D. Caldwell, JD. Mr. Caldwell is President of Rowling Foundation, a private charitable foundation, and an Executive Vice President of TRT Holdings, Inc. (“TRT Holdings”). During his tenure with TRT Holdings, Mr. Caldwell has served in several leadership roles, including Chief Executive Officer and President of Omni Hotels and Resorts for more than 15 years and President of TRT Holdings for over 12 years. He is currently Chairman of the Board of Directors of Advocates for Community Transformation (ACT) and serves on the Salvation Army Advisory Board for the North Texas Command Area. Mr. Caldwell holds a Bachelor of Business Administration degree in Accounting, with the highest honors, from The University of Texas and a Doctor of Jurisprudence, with honors, from The University of Texas. He is a certified public accountant (“CPA”) and a member of the State Bar of Texas. Mr. Caldwell was previously a member of the Board of Trustees of GuideStone Financial Resources from 2004 to 2010.
Effective May 21, 2024, the Board of Directors (the “Board”) of GuideStone Funds approved changes to the charter of the Nominating Committee of the Board, including a name change. As of this date, the Nominating
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Committee of the Board is named the Nominating and Governance Committee of the Board, and all references within this SAI are updated accordingly.
Under the section “The Board’s Committees,” beginning on page 62, the paragraph entitled Nominating Committee is deleted in its entirety and replaced with the following:
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, comprised only of the Independent Directors, Ms. Mankins, Dr. Rayburn and Messrs. Caldwell, Evans, George, Hazel, McMillan and Murff. Pursuant to its charter, the Nominating and Governance Committee is responsible for the nomination of candidates to serve as Directors and to monitor Board governance matters. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Director. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Directors shall be committed to the discretion of the Independent Directors then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2023, there were four meetings of the Nominating and Governance Committee.
II.  CHANGES TO OTHER ACCOUNTS MANAGED
Effective May 1, 2024, David Ferriero, Ph.D., Partner and Portfolio Manager/Analyst, became a member of the investment team primarily responsible for the day-to-day management of TimesSquare Capital Management, LLC’s assigned portion of the Small Cap Equity Fund.
Effective May 1, 2024, John L. Bellows, no longer served as portfolio manager for Western Asset Management Company, LLC. All references to Mr. Bellows are deleted in their entirety.
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The Other Accounts Managed table, beginning on page 79, is amended as follows to update portfolio manager changes. The information is current as of December 31, 2023 unless indicated otherwise.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
TimesSquare Capital Management, LLC
Grant Babyak	4	$1,679	7	$2,190	38	$2,849	N/A	N/A	N/A	N/A	2	$64
Kenneth Duca, CFA	1	$165	2	$1,035	16	$843	N/A	N/A	N/A	N/A	N/A	N/A
David Ferriero, Ph.D.*	1	$174	2	$1,097	17	$689	N/A	N/A	N/A	N/A	N/A	N/A
*
As of March 31, 2024.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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